Exhibit 10.3
SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR
SECURED CREDIT AGREEMENT
THIS SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”), dated as May 21, 2024, by and among the undersigned parties executing this Amendment as “Borrowers” (collectively, “Borrowers”), the undersigned parties executing this Amendment as “Guarantors” (collectively, “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”) and the other Lenders party hereto (collectively, the “Lenders”), and KeyBank as Administrative Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Administrative Agent, is hereinafter referred to as “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, Borrowers, Administrative Agent and the Lenders are parties to that certain First Amended and Restated Senior Secured Credit Agreement dated as of September 5, 2019, as amended by that certain First Amendment to First Amended and Restated Senior Secured Credit Agreement dated as of April 30, 2021, that certain Second Amendment to First Amended and Restated Senior Secured Credit Agreement dated as of September 29, 2021, that certain Third Amendment to First Amended and Restated Senior Secured Credit Agreement and Amendment to Unconditional Guaranty of Payment and Performance (the “Third Amendment”) dated as of December 20, 2022, that certain Fourth Amendment to First Amended and Restated Senior Secured Credit Agreement dated as of March 30, 2023, and that certain Fifth Amendment to First Amended and Restated Senior Secured Credit Agreement dated as of December 21, 2023 (as the same has been and may be further varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, the Guarantors executed and delivered to Administrative Agent and Lenders that certain Unconditional Guaranty of Payment and Performance dated as of September 5, 2019, as amended by the Third Amendment (as varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Guaranty”);
WHEREAS, Borrowers have requested that Administrative Agent and the Lenders make certain modifications to the Credit Agreement, and Administrative Agent and the Lenders have consented to such extension and other modifications, subject to the execution and delivery of this Amendment.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.    Definitions. Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.
2.    Amendment of the Credit Agreement. Borrowers, Administrative Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:
(a)    By inserting the following new definitions into Section 1.1 of the Credit Agreement, in the appropriate alphabetical order:““Subordinated Debt” means Indebtedness evidenced by the Subordinated Note.”;

““Subordinated Lender” means American Healthcare REIT Holdings, LP, a Delaware limited partnership.”;
““Subordinated Note” means that certain Loan Commitment Note dated as of February 14, 2024 by Trilogy Investors (as assignee of Trilogy Property Holdings, LLC, a Delaware limited liability company) in favor of Subordinated Lender, as amended by that certain First Amendment to Loan Commitment Note dated as of May 7, 2024 among Trilogy Investors and Trilogy Property Holdings, LLC, a Delaware limited liability company, in the maximum principal amount of up to $365,000,000.00, and as assigned by Trilogy Property Holdings, LLC, a Delaware limited liability company, to Trilogy Investors pursuant to that certain Assignment and Assumption Agreement dated as of May 21, 2024.”
““Subordination Agreement” means that certain Subordination and Standstill Agreement dated as of May 21, 2024, by and among Administrative Agent, Subordinated Lender, Borrowers, Trilogy Investors and the other Guarantors.”
(b)    By inserting the following new sentence at the end of the definition of “Consolidated Interest Expense” appearing in Section 1.1 of the Credit Agreement: “Notwithstanding the foregoing, any Interest Expense of Trilogy Investors with respect to the Subordinated Debt shall be excluded from the calculation of Consolidated Interest Expense so long as the Subordination Agreement is in full force and effect and no default or misrepresentation has occurred thereunder (beyond any applicable notice and cure period).”
(b)    By inserting the following new sentence at the end of the definition of “Distributions” appearing in Section 1.1 of the Credit Agreement: “Notwithstanding the foregoing, for purposes of determining compliance with Section 9.5, all payments of principal, interest and other amounts owing under the Subordinated Debt, to the extent actually paid, shall be deemed to be Distributions made by Trilogy Investors to its partners, shareholders, members or other owners.”
(c)    By inserting the following new sentence at the end of the definition of “Indebtedness” appearing in Section 1.1 of the Credit Agreement: “Notwithstanding the foregoing, for purposes of calculating the covenants set forth in Sections 9.2, 9.3 and 9.4, the Subordinated Debt shall be excluded from Indebtedness so long as the Subordination Agreement is in full force and effect and no default or misrepresentation has occurred thereunder (beyond any applicable notice and cure period).”
(d)    By inserting the words “including, without limitation, the Subordination Agreement” at the end of the definition of “Intercreditor Agreements” appearing in Section 1.1 of the Credit Agreement.
(e)    By inserting the following new Section 8.21 into the Credit Agreement:
“Section 8.21 Subordinated Debt. Borrowers shall not permit to be paid any principal, interest and/or other amounts owing under the Subordinated Debt except as expressly permitted in the Subordination Agreement and only to the extent that no Event of Default exists or would arise as a result thereof (including, without limitation, under Section 9.5). Without the prior written consent of Administrative Agent, which consent may be withheld by Administrative Agent in its sole and absolute discretion, neither the Subordinated Note nor any other agreement, instrument or other document executed in connection therewith or relating thereto, if any, shall be modified, amended or waived in any respect, except as expressly permitted in the Subordination Agreement. Borrowers shall deliver to Administrative Agent a copy of the Subordinated Note, and each agreement, instrument or other document executed in connection with the Subordinated Note, if any, and of each modification, amendment, waiver and/or consent related thereto, in each case promptly following the execution and delivery of same by the parties thereto.”
(f)    By deleting in its entirety Section 12.1(m) of the Credit Agreement and inserting in lieu thereof the following new Section 12.1(m):“(m) (i) any of the Loan Documents or the Contribution Agreement shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or the express prior written agreement, consent or approval of the Lenders, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents or the Contribution Agreement shall be commenced by or on behalf of any Loan Party or by Subordinated Lender, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination, or issue a judgment, order, decree or ruling, to the effect that any one or more of the Loan Documents or the Contribution Agreement is illegal, invalid or unenforceable in accordance with the terms thereof, or (ii) any “Event of Default” shall occur and be continuing under the Subordinated Note, or any Person party to the Subordination Agreement breaches or violates, or attempts to terminate or challenge in writing the validity of, such agreement, or any representation or warranty under the Subordination Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;”.
3.    References to Credit Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.
4.    Consent and Acknowledgment of Borrowers and Guarantors. By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement as set forth herein and any other agreements or instruments executed in connection herewith, and Borrowers and Guarantors hereby acknowledge, represent and agree that (a) the Credit Agreement, as modified and amended herein, and the other Loan Documents remain in full force and effect and constitute the valid and legally binding obligation of Borrowers and Guarantors, as applicable, enforceable against such Persons in accordance with their respective terms, (b) that the Guaranty extends to and applies to the Credit Agreement as modified and amended herein, and (c) that the execution and delivery of this Amendment and any other agreements or instruments executed in connection herewith does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of any Borrower’s or any Guarantor’s obligations under the Loan Documents.
5.    Representations. Borrowers and Guarantors represent and warrant to Administrative Agent and the Lenders as follows:
(a)    Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrowers and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of such Person, (v) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of any material agreement or other instrument binding upon, such Person or any of its properties, and (vi) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Person other than the liens and encumbrances in favor of Administrative Agent contemplated by the Credit Agreement and the other Loan Documents.
(b)    Enforceability. This Amendment and any other agreements or instruments executed in connection herewith to which any of Borrowers or Guarantors is a party are the valid and legally binding obligations of such Person enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)    Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and delivered to Administrative Agent.
(d)    Reaffirmation. Borrowers and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by such Persons in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date. The representations and warranties made by Borrowers, Guarantors or their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith or after the date of the Credit Agreement were true and correct in all material respects when made and are true and correct in all material respects as of the hereof, except to the extent of changes in the facts and circumstances after the date such representation and warranty was made that resulted from actions or inactions not prohibited by the Credit Agreement (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).
(e)    No Default. By execution hereof, Borrowers and Guarantors certify that such Persons are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment and the other documents executed in connection herewith, and that no Default or Event of Default has occurred and is continuing.
6.    Waiver of Claims. Borrowers and Guarantors acknowledge, represent and agree that such Persons as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Administrative Agent or any Lender, or any past or present officers, agents or employees of Administrative Agent or any Lender, and each of Borrowers and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.
7.    Ratification. Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, the Guaranty and the other Loan Documents. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrowers and Guarantors under the Loan Documents.

8.    Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.
9.    Miscellaneous. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement. This Amendment shall constitute a Loan Document.
10.    Effective Date. This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by Administrative Agent of the satisfaction of the following conditions:
(a)    Execution and delivery of this Amendment by Borrowers, Guarantors, Administrative Agent, the Lenders and the Exiting Lender;
(b)    Execution and delivery of the Subordination Agreement by Administrative Agent, Subordinated Lender, Borrowers and Guarantors;
(d)    receipt by Administrative Agent of evidence that the Borrowers shall have paid all fees due and payable with respect to this Amendment;
(e)    to the extent not previously delivered, receipt by Administrative Agent of a Compliance Certificate evidencing compliance with the covenants described in §9 of the Credit Agreement and the other covenants described in such Compliance Certificate, in each case, after giving effect to this Amendment, calculated in good faith based on the pro forma consolidated financial statements of Trilogy Investors and its Subsidiaries for the calendar quarter ended December 31, 2023; and
(f)    Receipt by Administrative Agent of such other resolutions, certificates, documents, lien searches, title updates and endorsements, instruments and agreements as Administrative Agent may reasonably request on or prior to the date of this Amendment.
11.    Fees and Expenses. Borrowers will pay the reasonable fees and expenses of Administrative Agent in connection with this Amendment and the transactions contemplated hereby in accordance with Section 15 of the Credit Agreement.
12.    Electronic Signatures. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or as an attachment to an electronic mail message in .pdf, .jpeg, .TIFF or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment for all purposes. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and any other Loan Document to be signed in connection with this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require Administrative Agent to accept electronic signatures in any form or format without its prior written consent. For the purposes hereof, “Electronic Signatures” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents. Without limiting the generality of the foregoing, each Borrower and Guarantor hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of Administrative Agent or the Lenders and any of the Borrowers or Guarantors, electronic images of this Amendment or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of any Loan Document based solely on the lack of paper original copies of such Loan Document, including with respect to any signature pages thereto.
[CONTINUED ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment as of the day and year first above written.
BORROWERS:

PARAGON OUTPATIENT REHABILITATION
SERVICES, LLC, an Indiana limited liability company
PCA-CORRECTIONS, LLC,
a Kentucky limited liability company
TRILOGY HEALTHCARE OF ALLEN II, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF BATTLE CREEK, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF COLUMBUS, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF COMMERCE, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF CORYDON, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF CYNTHIANA, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF FAYETTE III, LLC,
a Kentucky limited liability company
TRILOGY HEALTHCARE OF GLEN RIDGE, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF HAMILTON, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF HENRY, LLC,
an Indiana limited liability company
TRILOGY HEALTHCARE OF HENRY II, LLC,
an Indiana limited liability company
TRILOGY HEALTHCARE OF HURON, LLC,
a Delaware limited liability company

By: /s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

[SIGNATURES CONTINUED ON NEXT PAGE]
Signature Page to Sixth Amendment lo First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

TRILOGY HEALTHCARE OF LIVINGSTON, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF LOUISVILLE EAST, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF LOUISVILLE
NORTHEAST, LLC, a Kentucky limited liability company
TRILOGY HEALTHCARE OF LOUISVILLE
SOUTHWEST, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF LOWELL, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF MONTGOMERY, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF MUSKINGUM, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF NEW ALBANY, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF NORTH BALTIMORE, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF PUTNAM II, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF PUTNAM III, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF SEYMOUR, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF VANDERBURGH, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF VIGO, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF WOOD COUNTY
SUCCESSOR, LLC, a Delaware limited liability company

By: /s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

[SIGNATURES CONTINUED ON NEXT PAGE]
Signature Page to Sixth Amendment lo First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

TRILOGY NUSCRIPTRX, LLC,
a Delaware limited liability company
TRILOGY PCA HOLDINGS, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE COLUMBUS, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE CYNTHIANA, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE HARRISON, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE HOWELL, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE HURON, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE KENTUCKY III, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE KENTUCKY V, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE KENTUCKY, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE NEW ALBANY, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE NORTHPOINTE, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE OAKLAND, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE OF BATTLE CREEK, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE OHIO, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE PUTNAM II, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE OF SEYMOUR, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE VIGO, LLC,
a Delaware limited liability company
TRILOGY REHAB SERVICES, LLC,
a Delaware limited liability company
TRILOGY RER, LLC,
a Delaware limited liability company

By: /s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

[SIGNATURES CONTINUED ON NEXT PAGE]
Signature Page to Sixth Amendment lo First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

TRILOGY REAL ESTATE FOREST SPRINGS, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE MADISON, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OPERATIONS OF MADISON,
LLC, a Delaware limited liability company
TRILOGY REAL ESTATE HURON II, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE MONTGOMERY, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE LOWELL, LLC, a Delaware
limited liability company
TRILOGY REAL ESTATE CORYDON, LLC,
a Delaware limited liability company
LCS AVON LLC, an Iowa limited liability company
RHS PARTNERS OF BLOOMINGTON, LLC, a Delaware
limited liability company
RHS PARTNERS OF CARMEL, LLC, a Delaware limited liability company
LCS CRAWFORDSVILLE LLC, an Iowa limited liability company
RHS PARTNERS OF ARLINGTON, LLC, a Delaware
limited liability company
RHS PARTNERS OF CASTLETON, LLC, a Delaware
limited liability company
LCS KOKOMO LLC, an Iowa limited liability company
RHS PARTNERS OF LAFAYETTE, LLC, a Delaware
limited liability company
RHS PARTNERS OF RICHMOND, LLC, a Delaware limited liability company
LCS SOUTH BEND LLC, an Iowa limited liability company
RHS PARTNERS OF TERRE HAUTE, LLC, a Delaware
limited liability company
LCS WABASH LLC, an Iowa limited liability company
LCS WESTFIELD LLC, an Iowa limited liability company
TRILOGY HEALTHCARE OF MONTGOMERY II, LLC, a Delaware limited liability company

By: /s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

[SIGNATURES CONTINUED ON NEXT PAGE]
Signature Page to Sixth Amendment lo First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

TRILOGY REAL ESTATE KENT, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF KENT, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE KENT II, LLC, a Delaware
limited liability company
TRILOGY HEALTHCARE OF BELMONT, LLC,
a Delaware limited liability company
TRILOGY REAL ESTATE HAMILTON III, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF HAMILTON III, LLC, a
Delaware limited liability company
TRILOGY REAL ESTATE TIFFIN, LLC,
a Delaware limited liability company
TRILOGY HEALTHCARE OF TIFFIN, LLC, a Delaware
limited liability company
TRILOGY NORTH CAROLINA RX, LLC, a Delaware
limited liability company
SYNCHRONY NORTH CAROLINA RX, LLC, a Delaware limited liability company
TRILOGY FLORIDA RX, LLC, a Delaware limited liability company
PCA FLORIDA RX, LLC, a Delaware limited liability
company

By: /s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

[SIGNATURES CONTINUED ON NEXT PAGE}
Signature Page to Sixth Amendment lo First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

GUARANTORS:

TRILOGY INVESTORS, LLC, a Delaware limited liability company

By: /s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

TRILOGY HEALTHCARE HOLDINGS, INC., a Delaware corporation

By: /s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

TRILOGY PRO SERVICES, LLC, a Delaware limited liability company

By: /s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

TRILOGY OPCO, LLC, a Delaware limited liability company

By: /s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

[SIGNATURES CONTINUED ON NEXT PAGE]
Signature Page to Sixth Amendment lo First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

ADMINISTRATIVE AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent

By:	/s/ Laura Conway
Name: Laura Conway
Title: Senior Vice President

FIRST-CITIZENS BANK & TRUST COMPANY (Successor-By-Merger to CIT Bank, N.A.), as a Lender

By:
Name:
Title:

REGIONS BANK, as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

THE HUNTINGTON NATIONAL BANK, as a Lender

By:
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]
Signature Page to Sixth Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

ADMINISTRATIVE AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent

By:
Name: Laura Conway
Title: Senior Vice President

FIRST-CITIZENS BANK & TRUST COMPANY (Successor-By-Merger to CIT Bank, N.A.), as a Lender

By:	/s/ Jason T. Sylvester
Name: Jason T. Sylvester
Title: Director

REGIONS BANK, as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

THE HUNTINGTON NATIONAL BANK, as a Lender

By:
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE}

Signature Page to Sixth Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

ADMINISTRATIVE AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent

By:
Name: Laura Conway
Title: Senior Vice President

FIRST-CITIZENS BANK & TRUST COMPANY (Successor-By-Merger to CIT Bank, N.A.), as a Lender

By:
Name:
Title:

REGIONS BANK, as a Lender

By:	/s/ John E. Boulder
Name: John E. Boulder
Title: Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

THE HUNTINGTON NATIONAL BANK, as a Lender

By:
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]
Signature Page to Sixth Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

ADMINISTRATIVE AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent

By:
Name: Laura Conway
Title: Senior Vice President

FIRST-CITIZENS BANK & TRUST COMPANY (Successor-By-Merger to CIT Bank, N.A.), as a Lender

By:
Name:
Title:

REGIONS BANK, as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ H. Hope Walker
Name: H. Hope Walker
Title: Senior Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender

By:
Name:
Title:

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Sixth Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

ADMINISTRATIVE AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually as a Lender and as Administrative Agent

By:
Name: Laura Conway
Title: Senior Vice President

FIRST-CITIZENS BANK & TRUST COMPANY (Successor-By-Merger to CIT Bank, N.A.), as a Lender

By:
Name:
Title:

REGIONS BANK, as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender

By:
Name:
Title:

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Nick Kelly
Name: Nick Kelly
Title: Assistant Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Sixth Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

SYNOVUS BANK, as a Lender

By:	/s/ Kathryn H. Buchanau
Name:	Kathryn H. Buchanau
Title:	Managing Director

CIBC BANK USA, as a Lender

By:
Name:
Title:

BOKF, NA dba BANK OF OKLAHOMA, as a Lender

By:
Name:
Title:

BMO BANK N.A., successor in interest to Bank Of The West, as a Lender

By:
Name:
Title:

Signature Page to Sixth Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

SYNOVUS BANK, as a Lender

By:
Name:
Title:

CIBC BANK USA, as a Lender

By:	/s/ Michael Velazquez
Name:	Michael Velazquez
Title:	Managing Director

BOKF, NA dba BANK OF OKLAHOMA, as a Lender

By:
Name:
Title:

BMO BANK N.A., successor in interest to Bank Of The West, as a Lender

By:
Name:
Title:

Signature Page to Sixth Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

SYNOVUS BANK, as a Lender

By:
Name:
Title:

CIBC BANK USA, as a Lender

By:
Name:
Title:

BOKF, NA dba BANK OF OKLAHOMA, as a Lender

By:	/s/ Christopher Rollmann
Name:	Christopher Rollmann
Title:	Senior Vice President

BMO BANK N.A., successor in interest to Bank Of The West, as a Lender

By:
Name:
Title:

Signature Page to Sixth Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)

SYNOVUS BANK, as a Lender

By:
Name:
Title:

CIBC BANK USA, as a Lender

By:
Name:
Title:

BOKF, NA dba BANK OF OKLAHOMA, as a Lender

By:
Name:
Title:

BMO BANK N.A., successor in interest to Bank Of The West, as a Lender

By:	/s/ Adam Shifrin
Name:	Adam Shifrin
Title:	Director

Signature Page to Sixth Amendment to First Amended and Restated Senior Secured Credit Agreement (KeyBank/Trilogy)